SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: September 26, 2001
                    Date of Event Reported: September 19, 2001

                        SEEDLING TECHNOLOGIES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-24903             87-0460452
(State or other jurisdiction of    (Commission File No.)   (I.R.S. Employer or
 incorporation or organization)                                incorporation
                                                            organization ID No.)


             519 SW Third Avenue, Suite 805, Portland, Oregon 97204
             ------------------------------------------------------
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: (800) 893-8894

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ITEM 5.  OTHER EVENTS

Seedling discloses opinion regarding identity of posters on raging bull. See attachment 99.1.

ITEM 7.  FNANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

                  None.

         (b) Pro Forma Financial Statements

                  None.

         (c) Exhibits

                  99.1 Seedling Technologies Corp. An open letter dated September 19, 2001.

         Pursuant to the requirement of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SEEDLING TECHNOLOGIES CORP.

                                             By:  Douglas B. Spink
                                                -----------------------
                                                  Douglas B. Spink, CEO

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